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                                                                    EXHIBIT 25.6

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)      |__|

                                ----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

 New York                                              13-5160382
 (State of incorporation                               (I.R.S. employer
 if not a U.S. national bank)                          identification no.)

 One Wall Street, New York, N.Y.                       10286
 (Address of principal executive offices)              (Zip code)

                                ----------------

                               RGA CAPITAL TRUST I
               (Exact name of obligor as specified in its charter)

Delaware                                                36-7347057
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1370 Timberlake Manor Parkway
Chesterfield, Missouri                                  63017-6039
(Address of principal executive offices)                (Zip code)

                                ----------------

                              Preferred Securities
                       (Title of the indenture securities)

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1.      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
        TRUSTEE:

        (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

        Superintendent of Banks of the State of      2 Rector Street, New York,
        New York                                     N.Y.  10006, and
                                                     Albany, N.Y. 12203

        Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                     N.Y. 10045

        Federal Deposit Insurance Corporation        Washington, D.C. 20429

        New York Clearing House Association          New York, New York 10005

        (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of May, 2001.


                                         THE BANK OF NEW YORK



                                        By:   /s/  MING SHIANG
                                            ------------------------------------
                                            Name:  MING SHIANG
                                            Title: VICE PRESIDENT


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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


ASSETS                                                                                       Dollar Amounts
                                                                                              In Thousands
Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency
      and coin..............................................................................  $3,083,720
    Interest-bearing balances...............................................................   4,949,333
  Securities:
    Held-to-maturity securities.............................................................     740,315
    Available-for-sale securities...........................................................   5,328,981
Federal funds sold and Securities purchased
    under agreements to resell..............................................................   5,695,708
Loans and lease financing receivables:
    Loans and leases, net of unearned
       income...............................................................................  36,590,456
    LESS: Allowance for loan and
       lease losses.........................................................................     598,536
    LESS:  Allocated transfer risk
       reserve..............................................................................      12,575
    Loans and leases, net of unearned income,
      allowance, and reserve................................................................  35,979,345
Trading Assets..............................................................................  11,912,448
Premises and fixed assets (including
    capitalized leases).....................................................................     763,241
Other real estate owned.....................................................................       2,925
Investments in unconsolidated subsidiaries
    and associated companies................................................................     183,836
Customers' liability to this bank on
    acceptances outstanding.................................................................     424,303
Intangible assets...........................................................................   1,378,477
Other assets................................................................................   3,823,797
                                                                                             -----------
Total assets................................................................................ $74,266,429
                                                                                             ===========



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
LIABILITIES
Deposits:
    In domestic offices..................................................................... $28,328,548
    Noninterest-bearing.....................................................................  12,637,384
    Interest-bearing........................................................................  15,691,164
    In foreign offices, Edge and Agreement
      subsidiaries, and IBFs................................................................  27,920,690
    Noninterest-bearing.....................................................................     470,130
    Interest-bearing........................................................................  27,450,560
Federal funds purchased and Securities sold
    under agreements to repurchase..........................................................   1,437,916
Demand notes issued to the U.S. Treasury....................................................     100,000
Trading liabilities.........................................................................   2,049,818
Other borrowed money:
    With remaining maturity of one year or
      less..................................................................................   1,279,125
    With remaining maturity of more than one
      year through three years..............................................................           0
    With remaining maturity of more than
      three years...........................................................................      31,080
Bank's liability on acceptances executed and
   outstanding..............................................................................     427,110
Subordinated notes and debentures...........................................................   1,646,000
Other liabilities...........................................................................   4,604,478
                                                                                             -----------
Total liabilities........................................................................... $67,824,765
                                                                                             ===========

EQUITY CAPITAL
Common stock................................................................................   1,135,285
Surplus.....................................................................................   1,008,775
Undivided profits and capital reserves......................................................   4,308,492
Net unrealized holding gains (losses) on
   available-for-sale securities............................................................      27,768
Accumulated net gains (losses) on cash flow
   hedges...................................................................................           0
Cumulative foreign currency translation
   adjustments..............................................................................     (38,656)
                                                                                             -----------
Total equity capital........................................................................   6,441,664
                                                                                             -----------
Total liabilities and equity capital........................................................ $74,266,429
                                                                                             ===========

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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                         Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                           Directors
Alan R. Griffith
Gerald L. Hassell